









HOOPERHOLMES

We help customers manage risk, reduce costs and improve health outcomes.

Safe Harbor

This presentation contains "forward-looking" statements, as such term is defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on the Company's current expectations and beliefs and are subject to a number of risks, uncertainties and assumptions. Among the important factors that could cause actual results to differ materially from those expressed in, or implied by, these forward-looking statements are our ability to successfully implement our business strategy; our working capital requirements over the next 12 to 24 months; our ability to maintain compliance with the financial covenant in our credit facility; the level of our liquidity; operating cash flows; customer and creditor concerns about our financial health; and the rate of life insurance application activity. Additional information about these and other factors that could affect the Company's business is set forth in the Company's annual report on Form 10-K for the year ended December 31, 2010, filed with the Securities and Exchange Commission on March 14, 2011. The Company undertakes no obligation to update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this presentation to reflect the occurrence of unanticipated events, except as required by law.

Investment Logic

- Local health assets: 9,000 phlebotomists, nurses, health coaches nationwide
- Strong insurance industry market position: longstanding relationships with blue chip clients
- Unmatched health screening capability: growth potential for Health and Wellness service line
- Financial position: healthy balance sheet (no debt); cost reductions; improved cash flow from operations
- Ownership: 70M shares outstanding; 71% institutionally held; 9% held by management and directors

Highly leverageable
cost structure



What We Do

- Create, collect and deliver personal health information, which helps our customers manage risk, reduce costs, and in the case of our Health & Wellness service line, improve health outcomes
- Leading provider of risk assessment services to life insurance companies, offering broad range of exam, data collection, laboratory testing and underwriting services
  - 9,000 examiners nationwide
  - Testing laboratory and 50,000 sq ft fulfillment / supply chain operation
  - Call centers in Lenexa, KS and Dallas, TX
- Over 2,300 specially-trained examiners deliver health screenings for 60 wellness & disease management companies (such as Healthways, who named us a 2010 Vendor of the Year)
- A network of thousands of examiners across the U.S. provides medical exams and effectively delivers the results to our customers

Health information is at the heart of everything we do



Market Position

Wellness Market Opportunity

Source: Leerink Swann, April 2009


Health and Wellness Market Size
Number of Wellness Screenings (000's)
2,800
2,400
2,000
1,600
1,200
800
400
0
2007
2008
2009
2010
2011
2012
2013
Market Sales ($M)
45
54
62
72
83
93
104

Value Propositions

- Risk Assessment: Independent services synchronized for speed and accuracy, to help customers place more business
- Health & Wellness: End-to-end services that are not offered directly to employers -- and we own every phase of their delivery

Insurance Market Opportunity

Source: Deloitte Consulting LLP, April 2010

SERVICE	COST	UTILIZATION
Paramedical Exam	$55	50%
Oral Fluids Analysis	$25	20%
Blood & Urine Analysis	$55	70%
MVR Report	$6	70%
Attending Physician Statement	$100	20%
Medical Exam	$120	20%
EKG	$75	10%
Stress Test	$450	1%
Third Party Data	$0.50	0%
Total Cost Per Applicant		$130
Annual Applications (US Industry)		9M
Addressable Risk Assessment Market		**$1.2 B**

2011 Snapshot

- Now expanding an experienced management team, bringing in new sales and account management talent
- Retained search for new SVP, Healthcare
- Double-digit Health & Wellness growth
  - Generated over $38M in new Health & Wellness revenues 2007-2010 (FY 2007=$5.0M, 2008=$7.6M, 2009=$11.0M, 2010=$14.3M)
  - Health & Wellness revenues grew 31% in 2010
- Now investing $5M to position the Company for permanent growth and profitability
- Capital investments: iParamed e-Exam, customer portal, CRM system, improved branch ordering system, Lab inventory management
- Operating investments: expanding Health & Wellness sales, training programs, improving IT talent, employee performance incentives

Current product scope can deliver sustained growth and profitability

- iParamed e-exam: the only system with a built-in database of physicians and digital signature
- Laboratory testing: biostatistical analyses of lab tests to improve mortality are a unique reason to choose Heritage Labs
- Wellness screenings: only complete service for wellness, disease management, and managed care companies (delivers scheduling support, fulfillment of supplies, blood collection kits, medical screenings, lab testing, and data transmission)
- HH OnSite^{sm}: first affordable health coaching solution for work locations of all sizes

iParamed

- Transforms the way applicant health information is collected and reported
  - Most insurance medical exams are still captured on paper and faxed to underwriters
  - Instead, iParamed e-Exam equips examiners with an encrypted, mobile netbook that can automatically submit structured data to carrier underwriting or workflow systems
  - Results transmitted immediately after exam completed, not at end of day
- Faster than anything else in the market
  - Only one "touch" with applicant – a strategic advantage
  - Cuts 5-7 days out of the combined exam and interview process
  - Reflexive tests and authorizations obtained up front
  - Medical records and other data collection starts immediately
- Reduces our customers' costs
  - Insurance companies receive electronic data feeds in their preferred formats
  - Information is automatically input to underwriting systems or work-flow engines
  - Automated underwriting reduces workload and saves days
  - Opportunity to apply rules-based underwriting, for essentially instant decisions
  - Underwriters can concentrate on complex cases requiring human judgment

Hooper Holmes Health & Wellness

- Complete, national supply chain for wellness and disease management programs
  - End-to-end biometric screenings that guarantee on-site management, certified examiners, and lab processing in our own CLIA & CAP certified facility
  - HH OnSite coaching/counseling, “lunch & learns,” ongoing assessment programs
- Analyzes and transmits medical data essential for identifying and segmenting populations
- Currently serves 60 health management companies
- Over 2,300 trained and certified examiners
- Large and growing market, strong sales pipeline
- Effectively leverages current businesses
- Expanding to help pharmaceutical firms, university researchers and other groups screen and manage large populations

Brings existing capabilities to new customers



Strategy

ONE TEAM

- People working together as a lean, efficient enterprise for risk assessment and health services leadership, as measured by:
  - Customer, employee, examiner, shareholder satisfaction

ONE PLAN

- Aggressively improve sales, operations and IT to operate profitably at current demand
- Accelerate development of new products and services our customers want and value
- Make focused investment to increase revenue, while continuing to reduce baseline costs
- Continue to develop intellectual property
- Work together effectively as one team

ONE GOAL

- An exciting, focused Hooper Holmes delivering profitable growth for all

Financial Objectives

- Full Year 2011 Expectations
  - Reduce FY 2011 revenue decline to the 2% - 4% range, compared to 9% revenue decline in FY 2010
  - Including planned investments, we expect a pre-tax loss for FY 2011 of ($2.0M) to ($5.0M), depending on our progress in reversing revenue decline
  - Capital expenditure investments of approximately $5.0M
  - Year-end 2011 cash position of $16M - $17M and no outstanding borrowings
- Major Goals for FY 2012
  - Revenue growth in all service lines
  - Minimum 5% pre-tax income for the year
  - Cash generated from operations of at least $10M, available for expansion, stock repurchase or other initiatives.

Milestones to Drive Shareholder Value

2011

- A reduction in our year-over-year revenue decline (FY 2010 consolidated revenue was down 9% vs. the prior year)
- An improvement in Portamedic exam units vs. the FY 2010 decline (i.e. greater % of customer orders). Units down 12% YOY in FY 2010.
- Double digit growth for Health & Wellness business in FY 2011
- iParamed rollout, continued carrier acceptance

Longer Term

- Achieve #1 or #2 position in each market: Risk Assessment & Healthcare
- Launch five new products over the next five years
- Accelerate growth through partnerships
- Build a leading position in local healthcare services

Integrated Service Lines

Personal Health Information



Reach

Volume

Insight

Accuracy

HOOPERHOLMES
Health & Wellness

PORTAMEDIC
Hooper Holmes Paramedicals

HERITAGE LABS
Hooper Holmes Laboratories

HOOPERHOLMES
Services

Customer Solutions

Synergistic products and services



Questions?

Financial Information

Revenue



$48.0
$46.0
$44.0
$42.0
$40.0
$38.0
$36.0
($ millions)
$47.4
$46.2
$43.8
$45.0
$41.9
$40.7
$40.3
$43.4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2009
2010

Gross Margin %



28.0%
27.0%
26.0%
25.0%
24.0%
26.1%
28.0%
26.3%
27.2%
26.6%
26.5%
25.5%
25.9%
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2009
2010

SG&A Expense



($ millions)
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$13.8
$12.7
$11.9
$10.5
$11.7
$11.0
$10.6
$8.9
Q1*
Q2*
Q3*
Q4*
Q1*
Q2*
Q3
Q4
2009
2010

REV%	29.2%	27.5%	27.2%	23.4%	27.9%	27.0%	26.3%	20.6%

** SG&A expense includes $0.8M in Q1 and Q2 2009, $0.6M in Q3 and Q4 2009, $0.4M in Q1 2010 and $0.2M in Q2 2010, of accelerated depreciation expense (non-cash) resulting from a reduction in the estimated useful life of our current IT system.*

Operating Income/(Loss)



($ millions)
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
($0.5)
($1.0)
($1.5)
($1.4)
$0.2
($0.4)
$1.7
($0.5)
($0.2)
($0.3)
$2.3
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2009
2010

* *Operating Income/(Loss) includes $0.8M in Q1 and Q2 2009, $0.6M in Q3 and Q4 2009, $0.4M in Q1 2010 and $0.2M in Q2 2010, of accelerated depreciation expense (non-cash) resulting from a reduction in the estimated useful life of our current IT system.*

Note: Above amounts exclude discontinued operations, restructuring and other special charges/credits.

Cash Flow from Operations



$5.0
$4.5
$4.0
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
($ millions)
$0.2
$3.1
$2.3
$3.1
$1.9
$2.8
$0.1
$4.6
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
2009
2010

Capital Expenditures	$1.4	$0.6	$0.5	$0.7	$0.6	$1.1	$1.3	$1.4

Balance Sheet

(in millions)	December 31, 2010	2009	2008
Cash & Securities	$21.4	$16.5	$11.5
Working Capital	$32.3	$30.1	$24.1
Total Assets	$57.5	$56.7	$59.7
Short-Term Borrowings*	-	-	-
Long-Term Debt	-	-	-
Shareholders' Equity	$43.6	$41.4	$40.8
Current Ratio	3.6 : 1	3.2 : 1	2.3:1
DSOs	40 days	41 days	48 days

** Current credit facility provides approximately $15 million in available borrowing*